SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 31, 1998


                             PS BUSINESS PARKS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


        California                     1-10709                 95-4300881
 ---------------------------   ------------------------   ----------------------
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)


               701 Western Avenue, Glendale, California 91201-2397 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (818) 244-8080
                                                           --------------


                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

During the period of November 4, 1998 through January 6, 1999, PS Business Parks, Inc. (the "Company"), through its consolidated partnerships, acquired 14 commercial properties located in Texas and California for an aggregate purchase price of $58.7 million and proposed to acquire two additional properties located in Texas, through its consolidated partnerships, for an aggregate purchase price of approximately $8.3 million. The Company is not affiliated with the sellers and the purchase price was established through arm's length negotiations. The Company obtained the funds to acquire the facilities from its existing cash balances and borrowings of $26.5 million from its unsecured line of credit with Wells Fargo Bank in addition to the assumption of an existing mortgage note payable of $8,673,000.

The following table provides certain information concerning the facilities acquired:

    Name and                                    Date of                        Purchase       Net Rentable   Occupancy
    Location                Seller            Acquisition  Property Type         Price       Square Footage  at Closing
---------------     ----------------------    -----------  -------------     -------------   --------------  ----------
Royal Tech 15
  Dallas, Texas    Petula Associates, Ltd.     11/4/98      Industrial &     $ 6,880,000(1)       57,088       100%
                                                            Office
Las Plumas         Las Plumas Business
  San Jose,        Center and Patrician        12/31/98     Industrial &      17,250,000(1)      213,634       83.6%
  California       Associates, Inc.                         Office

Ben White 1        CPF Austin Industrial
  Austin, Texas    Associates L.P.             12/31/98     Industrial &       4,163,000          54,385       100%
                                                            Office
McKalla 3          CPF Austin Industrial
  Austin, Texas    Associates L.P.             12/31/98     Industrial &       4,045,000          53,480       100%
                                                            Office
McKalla 4          CPF Austin Industrial
  Austin, Texas    Associates L.P.             12/31/98     Industrial &       3,517,000          59,600       100%
                                                            Office
Ben White 5        CPF Austin Industrial
  Austin, Texas    Associates L.P.             12/31/98     Industrial &       3,978,000          54,000       100%
                                                            Office
Mopac 6            CPF Austin Industrial
  Austin, Texas    Associates L.P.             12/31/98     Industrial &       1,929,000          42,633       71.8%
                                                            Office
Rutland 14         CPF Austin Industrial
  Austin, Texas    Associates L.P.             12/31/98     Industrial &       2,990,000          61,247       69.3%
                                                            Office           -------------   --------------  --------
                                                                              20,622,000(2)      325,345       90.5%
Waterford A
  Austin, Texas    Waterford Sage               1/6/99      Industrial &       3,300,000          30,340       100%
                                                            Office
McNeil 6
  Austin, Texas    Peterson - Hill #6 L.P.      1/6/99      Industrial &       2,412,000          28,364       100%
                                                            Office
Rutland 11
  Austin, Texas    Peterson - Hill #6 L.P.      1/6/99      Industrial &       1,797,000          39,865       100%
                                                            Office
Rutland 12
  Austin, Texas    Peterson - Hill #6 L.P.      1/6/99      Industrial &       2,957,000          58,800       100%
                                                            Office
Rutland 13
  Austin, Texas    Crow Hicks Ltd.              1/6/99      Industrial &       2,593,000          52,389       100%
                                                            Office
Rutland 19
  Austin, Texas    BL - Austin Industrial Ltd.  1/6/99      Industrial &         870,000          21,096       100%
                                                            Office           -------------   --------------   --------
                                                                              13,929,000(1)      230,854       100%
Waterford B
  Austin, Texas    Waterford Sage              5/31/99(3)   Industrial &       2,028,000          18,195       N/A
                                                            Office
Waterford C
  Austin, Texas    Waterford Sage              5/31/99(3)   Industrial &       6,318,000          57,164       N/A
                                                            Office           -------------   -------------   --------
                                                                               8,346,000(4)       75,359       N/A
                                                                             -------------   -------------   --------
Totals                                                                       $67,027,000         902,280       92.7%
                                                                             =============   =============   ========
Notes to Table:
(1)   Acquired for cash.
(2)   Acquired  for  cash of  $11,949,000  and  the  assumption  of an  existing mortgage note payable of $8,673,000.
(3)   Proposed acquisition date.
(4)   To be acquired for cash.

Item 7.  Financial Statements and Exhibits

         (a)(3)   Financial Statements specified by Rule 3.14 of Regulation S-X
                  -------------------------------------------------------------

         Hill Properties

                  * Report of Independent Auditors

                  * Combined Statements of Revenues and Certain Expenses for the nine months ended September 30, 1998 (unaudited) and for the year ended December 31, 1997

                  *  Notes  to  Combined  Statements  of  Revenues  and  Certain
                     Expenses

         The Las Plumas Property

                  *  Report of Independent Auditors

                  * Statements of Revenues and Certain Operating Expenses for the nine months ended September 30, 1998 (unaudited) and for the year ended December 31, 1997

                  *  Notes to  Statements  of  Revenues  and  Certain  Operating
                     Expenses

         (b)      Pro Forma Consolidated Financial Statements
                  -------------------------------------------

         (c)      Exhibits
                  --------

                  23.  Consent of Independent Auditors

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                         PS BUSINESS PARKS, INC.


Date:  February 16, 1999                                   By: /s/ Jack Corrigan
                                                              ------------------
                                                                   Jack Corrigan
                                      Vice President and Chief Financial Officer

                         REPORT OF INDEPENDENT AUDITORS
                         ------------------------------



The Board of Directors
of PS Business Parks, Inc.


We have audited the accompanying combined statement of revenues and certain expenses of the Hill Properties (as defined in Note 1) ("Statement") for the year ended December 31, 1997. The Statement is the responsibility of the Hill Properties' management. Our responsibility is to express an opinion on the above mentioned Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly the combined revenues and certain expenses of the Hill Properties for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                              ERNST & YOUNG LLP



Los Angeles, California
January 7, 1999

                                 HILL PROPERTIES
              Combined Statements of Revenues and Certain Expenses

                                                             Nine months ended      Year ended
                                                            September 30, 1998   December 31, 1997
                                                           --------------------  -----------------
                                                               (unaudited)


Rental revenues........................................    $    3,584,000        $    3,742,000

Certain operating expenses.............................          (805,000)             (847,000)

Interest expense.......................................          (552,000)             (746,000)
                                                           ----------------      -----------------

Rental revenues in excess of certain expenses..........    $    2,227,000        $    2,149,000
                                                           ================      =================



                             See accompanying notes

                                 HILL PROPERTIES
         Notes to Combined Statements of Revenues and Certain Expenses


1.       Background and Basis of Combination

         The accompanying combined statements of revenues and certain expenses include the accounts of the Hill Properties (Hill Properties), located in Texas acquired and to be acquired by PS Business Parks, Inc. ("PSB"). The combined statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission. The Hill Properties are comprised of 12 properties as of December 31, 1997 and 14 properties as of September 30, 1998 as described below:

         Name                  Location                 Status
         -------------         --------                 -------------------------
         Ben White 1           Austin, Texas            Acquired in December 1998

         McKalla 3             Austin, Texas            Acquired in December 1998

         McKalla 4             Austin, Texas            Acquired in December 1998

         Ben White 5           Austin, Texas            Acquired in December 1998

         Mopac 6               Austin, Texas            Acquired in December 1998

         Rutland 14            Austin, Texas            Acquired in December 1998

         Waterford A           Austin, Texas            Acquired in January 1999

         McNeil 6              Austin, Texas            Acquired in January 1999

         Rutland 11            Austin, Texas            Acquired in January 1999

         Rutland 12            Austin, Texas            Acquired in January 1999

         Rutland 13            Austin, Texas            Acquired in January 1999

         Rutland 19            Austin, Texas            Acquired in January 1999

         Waterford B           Austin, Texas            Opened in 1998 and to be acquired in May 1999

         Waterford C           Austin, Texas            Opened in 1998 and to be acquired in May 1999


         The combined statements of revenue and certain expenses include only the accounts and activities of the Hill Properties. Items that are not comparable to the future operations of the Hill Properties have been excluded. Such items include depreciation, amortization, management fees, interest income, professional fees, miscellaneous income and straight-line rent adjustments.

         An audited combined statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Hill Properties were acquired and are to be acquired from an unaffiliated party and (ii) based on the investigation of the Hill Properties by PSB, management is not aware of any material factors relating to the Hill Properties that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by PSB as described below.

         In the decision to acquire the Hill Properties, PSB considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy levels of the properties.

         PSB has reviewed the expenses of the Hill Properties, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. PSB expects that operating expenses in the future will be consistent with those reported for 1997 and the nine months ended September 30, 1998.

                                 HILL PROPERTIES
         Notes to Combined Statements of Revenues and Certain Expenses


2.       Summary of Significant Accounting Policies

         Revenue Recognition

         The leases of the Hill Properties are accounted for as operating leases. Minimum rent revenues are recognized on an accrual basis over the respective lease term. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

         Use of Estimates

         The preparation of the combined statements of revenues and certain expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting periods. Actual results could differ from those estimates.

3.       Mortgage Debt

         The Hill Properties provide collateral for a mortgage note with an outstanding balance at December 31, 1997 of $8,819,000. The mortgage note bears interest at 8.4% and is due in November 2001.

4.       Property Rentals

         Future minimum rental revenues under non-cancelable leases as of December 31, 1997 are as follows:



                 1998.....................................   $     3,484,000
                 1999.....................................         2,730,000
                 2000.....................................         1,962,000
                 2001.....................................         1,333,000
                 2002.....................................           704,000
                 Thereafter...............................           658,000
                                                             ---------------
                                                             $    10,871,000
                                                             ===============

                         REPORT OF INDEPENDENT AUDITORS



To the Board of Directors
of PS Business Parks, Inc.


We have audited the accompanying statement of revenues and certain operating expenses of the Las Plumas Property (as defined in Note 1) ("Statement") for the year ended December 31, 1997. The Statement is the responsibility of the Las Plumas Property's management. Our responsibility is to express an opinion on the above mentioned Statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission.

In our opinion, the Statement presents fairly the revenues and certain operating expenses of the Las Plumas Property for the year ended December 31, 1997, in conformity with generally accepted accounting principles.



                                                               ERNST & YOUNG LLP



Los Angeles, California
January 22, 1999

                             THE LAS PLUMAS PROPERTY
              Statements of Revenues and Certain Operating Expenses


                                                                Nine months ended         Year ended
                                                                September 30, 1998     December 31, 1997
                                                                 ----------------       ---------------
                                                                    (Unaudited)

Rental revenues..........................................        $    1,777,000         $    2,278,000

Certain operating expenses...............................              (330,000)              (470,000)
                                                                 ----------------       ---------------

Rental revenues in excess of certain operating expenses..        $    1,447,000         $    1,808,000
                                                                 ================       ================


                             See accompanying notes

                             THE LAS PLUMAS PROPERTY
         Notes to Statements of Revenues and Certain Operating Expenses


1.       Background and Basis for Presentation

         The accompanying statements of revenues and certain operating expenses include the accounts of the Las Plumas Property, located in California and acquired by PS Business Parks, Inc. ("PSB") in December 1998. The statements are prepared in order to comply with Rule 3.14 of Regulation S-X of the Securities and Exchange Commission.

         The statements of revenue and certain operating expenses include only the accounts and activities of the Las Plumas Property. Items that are not comparable to the future operations of the Las Plumas Property have been excluded. Such items include depreciation, amortization, management fees, professional fees, miscellaneous income and straight line rent adjustments.

         An audited statement is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Las Plumas Property was acquired from an unaffiliated party and (ii) based on the investigation of the Las Plumas Property by PSB, management is not aware of any material factors relating to the Las Plumas Property that would cause this financial information not to be necessarily indicative of future operating results other than the factors specifically considered by PSB as described below.

         In the decision to acquire the Las Plumas Property, PSB considered the competition from other commercial property owners, the location, the leases, the rental rates and the occupancy level of the property.

         PSB has reviewed the expenses of the Las Plumas Property, including salaries of on-site personnel, utilities, property taxes, supplies, insurance and repairs and maintenance. PSB expects that certain operating expenses in the future will be consistent with those reported for 1997 and the nine months ended September 30, 1998.

2.       Summary of Significant Accounting Policies

         Revenue Recognition

         The Las Plumas Property leases are accounted for as operating leases. Minimum rent revenues are recognized on an accrual basis over the respective lease term. Recoveries from tenants are recognized as income in the period the applicable costs are accrued.

         Use of Estimates

         The preparation of the statements of revenues and certain operating expenses in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts of revenues and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

                             THE LAS PLUMAS PROPERTY
         Notes to Statements of Revenues and Certain Operating Expenses


3.       Property Rentals

         Future minimum rental revenues under non-cancelable leases as of December 31, 1997 are as follows:


         1998.............................................   $     2,139,000
         1999.............................................         1,565,000
         2000.............................................         1,341,000
         2001.............................................           950,000
         2002.............................................           438,000
         Thereafter.......................................           315,000
                                                             ----------------
                                                             $     6,748,000
                                                             ================

ITEM 7 (b)  PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)


PS Business Parks, Inc. (the "Company" or "PSB") is the successor to American Office Park Properties, Inc. ("AOPP") and the survivor in the merger (the "Merger") of PSB into Public Storage Properties XI, Inc. ("PSP11") on March 17, 1998. Based upon the terms of the merger (see below), for financial reporting and accounting purposes the merger has been accounted for as a reverse acquisition whereby PSB is deemed to have acquired PSP11. However, PSP11 is the continuing legal entity and registrant for both Securities and Exchange
Commission filing purposes and income tax reporting purposes. All subsequent references to PSB prior to March 17, 1998 refer to AOPP.

The following unaudited pro forma consolidated financial statements were prepared to reflect the acquisition of real estate facilities by PSB through its consolidated partnerships during the period of November 4, 1998 through January 6, 1999. During that period, PSB acquired 14 commercial properties located in Texas and California for an aggregate cost of approximately $58.7 million and proposed to acquire two additional commercial properties located in Texas, through its consolidated partnerships, for an aggregate cost of approximately $8.3 million. The Company obtained the funds to acquire the facilities from its existing cash balance and borrowings of $26.5 million from its unsecured line of credit with Wells Fargo Bank in addition to the assumption of an existing mortgage note payable of $8,673,000.

In addition, the pro forma consolidated financial statements reflect the March 17, 1998 Merger, which is described in the Public Storage Properties XI, Inc. Proxy Statement and Prospectus dated February 5, 1998 (the "Proxy Statement"). Pursuant to the Merger:

         * PSB merged into PSP11.

         * Each outstanding share of PSP11 Common Stock, with the exception of 106,155 shares, which elected to receive $20.50 in cash per share, continues to be owned by current holders.

         * Each share of PSP11 Common Stock Series B and each share of PSP11 Common Stock Series C converted into .8641 shares of PSP11 Common Stock.

         * Each share of PSB Common Stock converted into 1.18 shares of PSP11 Common Stock.

         * The surviving corporation in the Merger was renamed PS Business Parks, Inc.

         * Concurrent with the Merger, PSP11 exchanged (the "Exchange") 11 mini-warehouses and two properties that combine mini-warehouse and commercial space for 11 commercial properties owned by Public Storage, Inc. ("PSI").

The Merger has been accounted for as a reverse merger whereby PSB is treated as the accounting acquirer using the purchase method. This has been determined based upon the following:

         * The former shareholders and unitholders of PSB own in excess of 80% of the merged companies.

         * The business focus post Merger will continue to be that of PSB's which includes the acquisition, ownership and management of commercial properties. Prior to the Merger, PSP11's business focus has been primarily on the ownership and operation of its self-storage facilities, which represented approximately 81% of its portfolio.

In addition to adjustments to reflect the recently acquired properties and the Merger, pro forma adjustments were made to reflect the following transactions (all share and Operating Partnership unit amounts have been adjusted to reflect the conversion factor of 1.18 pursuant to the Merger):

         1.   On  April  1,  1997,  PSB  acquired  four  commercial   properties
              (the"Acquired Properties") from PSI in exchange for 1,480,968 OP units.

         2. On July 31, 1997, PSB acquired two commercial properties (the "Baldon Properties") from an unaffiliated third party for an aggregate cost of approximately $33,310,000 in cash. PSB raised the cash for this acquisition by issuing 2,025,769 shares of PSB Common Stock primarily to PSI for cash totaling $33,800,000.

         3. On September 24, 1997, PSB acquired a commercial property (the "Largo Property") from an unaffiliated third party for an aggregate cost of approximately $10,283,000, consisting of cash totaling $9,959,000 and the issuance of 14,384 Operating Partnership units ("OP units") having a value of approximately $324,000.

         4. On December 10, 1997, PSB acquired a commercial property (the "Northpointe Property") from an unaffiliated third party for an aggregate cost of approximately $3,854,000, consisting of cash totaling $3,554,000 and the issuance of 13,111 OP units having a value of approximately $300,000.

         5. On December 24, 1997, PSB completed a transaction whereby PSB issued 1,785,007 OP units and 3,504,758 shares of PSB common stock to a subsidiary of a state pension fund. The subsidiary of the state pension fund, through a merger and contribution, transferred six commercial properties (the "Acquiport Properties") valued at approximately $118,655,000 and $1,000,000 in cash to PSB. PSB incurred $3,300,000 in transaction costs. On January 9, 1998, the subsidiary of the state pension fund exercised its option to convert its OP units into shares of PSB common stock on a one-for-one basis.

         6. In January 1998, PSB entered into an agreement with a group of institutional investors under which PSB would issue up to
              6,744,074 shares of PSB common stock at $22.88 per share in separate tranches. The first tranche, 2,185,189 shares or $50.0 million was issued in January 1998. The remainder of the shares ($105 million) was issued on May 6, 1998. The funds were used to finance a portion of the acquisition cost of the Principal Properties.

         7. On January 13, 1998, PSB acquired a commercial property (the "Ammendale Property") from an unaffiliated third party for an aggregate cost of approximately $22,518,000, consisting of cash totaling $22,325,000 and the issuance of 8,428 OP units having a value of approximately $193,000.

         8. In March 1998, PSB acquired two commercial properties (the "March Acquisitions Properties") from unaffiliated third parties for an aggregate cost of approximately $32,916,000, consisting of cash totaling $17,377,000, the issuance of 44,250 OP units having a value of approximately $1,013,000 and the assumption of existing mortgage notes payable of $14,526,000.

         9. On May 4, 1998, PSB acquired 29 commercial properties (the "Principal Properties") from an unaffiliated third party for an aggregate cost of approximately $190.5 million in cash. PSB financed the acquisition costs through the use of available cash, proceeds from the issuance of common stock in May 1998 and borrowings from an affiliate.

         10. In May 1998, PSB completed two common stock offerings, raising net proceeds in aggregate totaling $118.9 million through the issuance of 5,025,800 common shares.

         11. On June 11, 1998, PSB acquired two commercial properties (the "Northpointe Properties") from an unaffiliated third party for an aggregate cost of approximately $7,323,000, consisting of cash totaling $3,442,000, the issuance of 8,882 OP units having a value of approximately $203,000 and the assumption of existing mortgage notes payable of $3,678,000.

         12. On June 17, 1998, PSB acquired a commercial property (the "Gunston Property") from an unaffiliated third party for an aggregate cost of approximately $21,820,000, consisting of cash totaling $10,049,000 and the assumption of an existing mortgage note payable of $11,771,000.

         13. On September 30, 1998, PSB acquired a commercial property (the "Spectrum 95 Property") from an unaffiliated third party for an aggregate cost of approximately $8,473,000, consisting of cash totaling $8,317,000 and the issuance of 6,540 OP units having a value of approximately $156,000.

         14. On November 4, 1998, PSB acquired a newly developed commercial property (the "Royal Tech 15 Property") from an unaffiliated third party for an aggregate cost of approximately $6,880,000 in cash.

         15. On December 31, 1998, PSB acquired six commercial properties and proposed to acquire six additional commercial properties and two newly developed properties (collectively referred to as the "Hill Properties") from an unaffiliated third party for an aggregate cost of approximately $42,897,000, consisting of cash totaling $34,224,000 and the assumption of an existing mortgage note payable of $8,673,000.

         16.  On December 31, 1998, PSB acquired a commercial property (the "Las
              Plumas  Property")  from  an  unaffiliated   third  party  for  an
              aggregate cost of approximately $17,250,000 in cash.

The pro forma consolidated balance sheet at September 30, 1998 has been prepared to reflect the subsequent acquisitions and proposed acquisitions of commercial properties.

The pro forma consolidated statement of income for the nine months ended September 30, 1998 has been prepared assuming (i) the subsequent acquisitions of commercial properties (ii) the issuance of $155.0 million of PSB Common Stock to institutional investors, (iii) the issuance of $118.9 million of Common Stock to public investors and (iv) the Merger between PSB and PSP11, as if all such transactions were completed at the beginning of fiscal 1998. The operations of all property acquisitions are based on the historical operating results for 1998.

The pro forma consolidated statement of income for the year ended December 31, 1997 has been prepared assuming (i) the subsequent acquisitions of commercial properties (ii) the issuance of $155.0 million of PSB Common Stock to institutional investors, (iii) the issuance of $118.9 million of Common Stock to public investors and (iv) the Merger between PSB and PSP11, as if all such transactions were completed at the beginning of fiscal 1997. The operations of all property acquisitions are based on the historical operating results for 1997.

 The pro forma adjustments are based upon available information and upon certain assumptions as set forth in the notes to the pro forma consolidated financial statements that PSP11 and PSB believe are reasonable in the circumstances. The pro forma consolidated financial statements and accompanying notes should be read in conjunction with the historical financial statements of PSP11, PSB, and certain financial information with respect to properties acquired (SEE FINANCIAL STATEMENTS OF THE ACQUIRED PROPERTIES, PSI EXCHANGE PROPERTIES, THE BALDON PROPERTIES, THE LARGO PROPERTY, ACQUIPORT PROPERTIES OWNED BY ACQUIPORT TWO CORPORATION AND ACQUIPORT THREE CORPORATION, THE GUNSTON PROPERTY, PROPOSED ACQUISITION PROPERTIES, NORTHPOINTE PROPERTY AND AMMENDALE PROPERTY INCLUDED IN THE ABOVE REFERENCED PROXY STATEMENT. SEE FINANCIAL STATEMENTS OF PRINCIPAL PROPERTIES INCLUDED IN THE CURRENT REPORT ON FORM 8-K DATED MAY 4, 1998. SEE FINANCIAL STATEMENTS OF NORTHPOINTE D AND G PROPERTIES, THE GUNSTON PROPERTY AND THE SPECTRUM 95 PROPERTY INCLUDED IN THE CURRENT REPORT ON FORM 8-K/A DATED SEPTEMBER 30, 1998.). The following pro forma consolidated financial statements do not purport to represent what PSB's results of operations would actually have been if the transactions in fact had occurred at the beginning of the dates indicated or to project PSB's results of operations for any future date or period.

                           PS BUSINESS PARKS, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                                   (Unaudited)


                                                                                     Property
                                                                     PSB           Acquisitions            PSB
                                                                (Historical)         (Note 1)          (Pro Forma)
                                                              -----------------  ----------------   ----------------
                           ASSETS

Cash and cash equivalents.................................     $    32,747,000   $   (31,854,000)   $       893,000

Real estate facilities, net of accumulated depreciation...         644,694,000        67,027,000        711,721,000

Intangible assets, net of accumulated amortization........           1,658,000                 -          1,658,000

Other assets..............................................           4,332,000                 -          4,332,000
                                                               ----------------  ----------------   ----------------

     Total assets.........................................     $   683,431,000   $    35,173,000    $   718,604,000
                                                               ================  ================   ================




            LIABILITIES AND SHAREHOLDERS' EQUITY



Accrued and other liabilities.............................     $    13,794,000   $             -    $    13,794,000

Line of credit                                                              -         26,500,000         26,500,000

Mortgage notes payable....................................          29,632,000         8,673,000         38,305,000

Minority interest.........................................         152,611,000                 -        152,611,000

Shareholders' equity:.....................................

   Common stock, $0.01 par value, 100,000,000 shares
      authorized, 23,635,650 issued and outstanding at
      September 30, 1998..................................             236,000                 -            236,000

   Paid-in capital........................................         482,327,000                 -        482,327,000

   Cumulative net income..................................          24,278,000                 -         24,278,000

   Cumulative distributions...............................         (19,447,000)                -        (19,447,000)
                                                               ----------------  ----------------   ----------------

       Total shareholders' equity.........................         487,394,000                 -        487,394,000
                                                               ----------------  ----------------   ----------------

   Total liabilities and shareholders' equity.............     $   683,431,000   $    35,173,000    $   718,604,000
                                                               ================  ================   ================

Book value per share (Note 2).............................     $         20.62                      $         20.62
                                                               ================                     ================

Shares outstanding........................................          23,635,650                           23,635,650
                                                               ================                     ================


         See Accompanying Notes to Pro Forma Consolidated Balance Sheet.

                             PS BUSINESS PARKS, INC.
                  NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET
                               September 30, 1998
                                   (Unaudited)


1.       Property Acquisitions

         On November 4, 1998, PSB acquired a newly developed commercial property (the "Royal Tech 15 Property") from an unaffiliated third party for an aggregate cost of approximately $6,880,000 in cash.

         On December 31, 1998, PSB acquired six commercial properties and proposed to acquire six additional commercial properties and two newly developed properties (collectively referred to as the "Hill Properties") from an unaffiliated third party for an aggregate cost of approximately $42,897,000, consisting of cash totaling $34,224,000 and the assumption of an existing mortgage note payable of $8,673,000.

         On December 31, 1998, PSB acquired a commercial property (the "Las Plumas Property") from an unaffiliated third party for an aggregate cost of approximately $17,250,000 in cash.

         The following pro forma adjustments have been made to the pro forma consolidated balance sheet to reflect the aforementioned transactions as if these properties had been owned by PSB as of September 30, 1998.

         *    Cash and cash equivalents have been adjusted:
              *    to  reflect  the cash  portion  of the  acquisition  cost of the  commercial properties purchased:
                       Royal Tech 15 Property...................................................   $    (6,880,000)
                       Hill Properties..........................................................       (34,224,000)
                       Las Plumas Property .....................................................       (17,250,000)
              *   to reflect borrowings from the line of credit to fund the above acquisitions          26,500,000
                                                                                                   ----------------
                                                                                                   $   (31,854,000)
                                                                                                   ================

         *    Real  estate  facilities  have  been  adjusted  to  reflect  the acquisition cost of the facilities acquired:
                   Royal Tech 15 Property.......................................................   $     6,880,000
                   Hill Properties..............................................................        42,897,000
                   Las Plumas Property..........................................................        17,250,000
                                                                                                   ----------------
                                                                                                   $    67,027,000
                                                                                                   ================

         *    Line of credit has been increased to reflect  borrowings from the line of credit
              to fund the above acquisitions...................................................    $    26,500,000
                                                                                                   ================

         *    Mortgage  notes  payable  has been  increased  to reflect the  assumption  of an existing  mortgage  note  payable  in  connection  with the  acquisition  of Hill
              Properties.......................................................................    $     8,673,000
                                                                                                   ================


2.       Book value per share

         Book  value  per  share  has  been   determined   by   dividing   total
         shareholders' equity by the outstanding shares of Common Stock. The following summarizes the shares outstanding:

                                                                                                    Common shares
                                                                                                     outstanding
                                                                                                   ----------------
         *     PSB historical shares outstanding at September 30, 1998.........................     23,635,650

                             PS BUSINESS PARKS, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For the Nine Months Ended September 30, 1998
                                   (Unaudited)

                                                                                      PSB
                                                  ---------------------------------------------------------------------------------
                                                                           Pro Forma Adjustments
                                                                   ------------------------------
                                                                   Acquisition of
                                                                  Real Estate from      Other            PSB
                                                      PSB          Third Parties     Adjustments      Pre-Merger          PSP11
                                                 (Historical)         (Note 1)        (Note 2)        (Pro forma)     (Historical)
                                                 --------------    --------------  --------------   --------------   --------------
Revenues:
   Rental income:
     Commercial properties.....................  $  61,459,000     $  16,340,000   $           -    $  77,799,000    $     232,000
     Mini-warehouse properties.................              -                 -               -                -        1,280,000
   Facility management fees....................        440,000                 -               -          440,000                -
   Interest and other income...................      1,077,000                 -      (1,077,000)               -                -
                                                 --------------    --------------  --------------   --------------   --------------
                                                    62,976,000        16,340,000      (1,077,000)      78,239,000        1,512,000
                                                 --------------    --------------  --------------   --------------   --------------
Expenses:
   Cost of operations:
     Commercial properties.....................     18,361,000         4,287,000               -       22,648,000           86,000
     Mini-warehouse properties.................              -                 -               -                -          434,000
   Cost of managing facilities.................         49,000                 -               -           49,000                -
   Depreciation and amortization...............     11,421,000         8,229,000               -       19,650,000          250,000
   General and administrative..................      1,589,000                 -         225,000        1,814,000           36,000
   Interest expense............................      1,736,000         1,344,000         772,000        3,852,000                -
                                                 --------------    --------------  --------------   --------------   --------------
                                                    33,156,000        13,860,000         997,000       48,013,000          806,000
                                                 --------------    --------------  --------------   --------------   --------------
   Income (loss) before minority interest in        29,820,000         2,480,000      (2,074,000)      30,226,000          706,000
     income....................................
   Minority interest in (income) loss (Note 6).     (8,696,000)                -       1,341,000       (7,355,000)               -
                                                 --------------    --------------  --------------   --------------   --------------
   Net income (loss)...........................  $  21,124,000     $   2,480,000   $    (733,000)   $  22,871,000    $     706,000
                                                 ==============    ==============  ==============   ==============   ==============
   Net income per share (Note 3 and 5):
     Basic.....................................  $        1.18                                      $        0.99
                                                 ==============                                     ==============
     Diluted...................................  $        1.17                                      $        0.99
                                                 ==============                                     ==============
   Weighted average shares (Note 3 and 5):
     Basic.....................................     17,920,028                                         22,999,969
                                                 ==============                                     ==============
     Diluted...................................     17,989,772                                         23,069,713
                                                 ==============                                     ==============

                                                    Pro Forma
                                                     Merger
                                                   Adjustments
                                                   ----------
                                                   Exchange of
                                                   Real Estate           PSB
                                                   Facilities        Post-Merger
                                                    (Note 4)         (Pro Forma)
                                                 --------------     --------------
Revenues:
   Rental income:
     Commercial properties.....................  $   1,744,000     $   79,775,000
     Mini-warehouse properties.................     (1,280,000)                 -
   Facility management fees....................        (99,000)           341,000
   Interest and other income...................              -                  -
                                                 --------------    ---------------
                                                       365,000         80,116,000
                                                 --------------    ---------------
Expenses:
   Cost of operations:
     Commercial properties.....................        666,000         23,400,000
     Mini-warehouse properties.................       (434,000)                 -
   Cost of managing facilities.................        (13,000)            36,000
   Depreciation and amortization...............         68,000         19,968,000
   General and administrative..................              -          1,850,000
   Interest expense............................              -          3,852,000
                                                 --------------    ---------------
                                                       287,000         49,106,000
                                                 --------------    ---------------
   Income (loss) before minority interest in            78,000         31,010,000
     income....................................
   Minority interest in (income) loss (Note 6).        (25,000)        (7,380,000)
                                                 --------------    ---------------
   Net income (loss)...........................  $      53,000     $   23,630,000
                                                 ==============    ===============
   Net income per share (Note 3 and 5):
     Basic.....................................                    $         1.00
                                                                   ===============
     Diluted...................................                    $         1.00
                                                                   ===============
   Weighted average shares (Note 3 and 5):
     Basic.....................................                        23,635,650
                                                                  ================
     Diluted...................................                        23,705,394
                                                                  ================

     See Accompanying Notes to Pro Forma Consolidated Statement of Income.

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For The Nine Months Ended September 30, 1998
                                   (Unaudited)


1.       Acquisition of Real Estate Facilities from Third Parties

         * On  January  13,  1998,  PSB  acquired  a  commercial  property  (the
           "Ammendale Property") from an unaffiliated third party for an aggregate cost of approximately $22,518,000, consisting of cash totaling $22,325,000 and the issuance of 8,428 OP units having a value of approximately $193,000.

         * In March 1998, PSB acquired two commercial properties (the "March Acquisition Properties") from unaffiliated third parties for an aggregate cost of approximately $32,916,000, consisting of cash totaling $17,377,000, the issuance of 44,250 OP units having a value of approximately $1,013,000 and the assumption of existing mortgage notes payable of $14,526,000.

         * On May 4, 1998, PSB acquired 29 commercial properties (the "Principal Properties") from an unaffiliated third party for an aggregate cost of approximately $190.5 million in cash. PSB financed the acquisition costs through the use of available cash, proceeds from the issuance of common stock in May 1998 and borrowings from an affiliate.

         * On June 11, 1998, PSB acquired two commercial properties (the "Northpointe Properties") from an unaffiliated third party for an aggregate cost of approximately $7,323,000, consisting of cash totaling $3,442,000, the issuance of 8,882 OP units having a value of approximately $203,000 and the assumption of existing mortgage notes payable of $3,678,000.

         * On June 17, 1998, PSB acquired a commercial property (the "Gunston Property") from an unaffiliated third party for an aggregate cost of approximately $21,820,000, consisting of cash totaling $10,049,000 and the assumption of an existing mortgage note payable of $11,771,000.

         * On September 30, 1998, PSB acquired a commercial property (the "Spectrum 95 Property") from an unaffiliated third party for an aggregate cost of approximately $8,473,000, consisting of cash totaling $8,317,000 and the issuance of 6,540 OP units having a value of approximately $156,000.

         * On November 4, 1998, PSB acquired a newly developed commercial property (the "Royal Tech 15 Property") from an unaffiliated third party for an aggregate cost of approximately $6,880,000 in cash. Operations commenced subsequent to the period presented. Thus, no pro forma adjustments have been made to the statement of income.

         * On December 31, 1998, PSB acquired six commercial properties and proposed to acquire six additional commercial properties and two newly developed properties (collectively referred to as the "Hill Properties") from an unaffiliated third party for an aggregate cost of approximately $42,897,000, consisting of cash totaling $34,224,000 and the assumption of an existing mortgage note payable of $8,673,000.

         * On December 31, 1998, PSB acquired a commercial property (the "Las Plumas Property") from an unaffiliated third party for an aggregate cost of approximately $17,250,000 in cash.

                                                                               .

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For The Nine Months Ended September 30, 1998
                                   (Unaudited)

         The following pro forma adjustments have been made to the pro forma consolidated statement of income to reflect the operations of these properties as if such properties had been owned and operated by PSB throughout the entire period presented:

         * Rental income has been  increased to reflect:
                * the pro forma rental income as if the acquired properties were owned by PSB throughout the entire period presented:
                       Ammendale    Property....................................................  $  2,425,000
                       March Acquisitions.......................................................     2,948,000
                       Principal Properties.....................................................    17,182,000
                       Northpointe Properties...................................................       836,000
                       Gunston Property.........................................................     2,033,000
                       Spectrum 95 Property.....................................................       648,000
                       Hill Properties..........................................................     3,584,000
                       Las Plumas Property......................................................     1,777,000
                * less the portion of rental  income with  respect to these  properties
                  already included in PSB's historical amounts..................................   (15,093,000)
                                                                                                  -------------
                                                                                                  $ 16,340,000
                                                                                                  =============

         * Cost of operations has been increased to reflect:
                * the  pro  forma  cost  of  operations  as  if  the  acquired properties  were owned by PSB  throughout  the entire  period presented:
                       Ammendale Property.......................................................       525,000
                       March Acquisitions.......................................................       802,000
                       Principal Properties.....................................................     4,645,000
                       Northpointe Properties...................................................       150,000
                       Gunston Property.........................................................       253,000
                       Spectrum 95 Property.....................................................       305,000
                       Hill Properties .........................................................       805,000
                       Las Plumas Property .....................................................       330,000
                * less  the cost of  operations  with  respect  to  these  properties  already
                   included in PSB's historical amounts.........................................    (3,528,000)
                                                                                                  -------------
                                                                                                  $  4,287,000
                                                                                                  =============

         *   Depreciation   has  been   increased  to  reflect  nine  months  of  incremental
             depreciation expense...............................................................  $  8,229,000
                                                                                                  =============

         *   Interest  expense has been  increased to reflect the  historical interest  expense for the period  presented  with  respect to the assumption of mortgage notes payable...............................................  $  1,344,000
                                                                                                  =============

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For The Nine Months Ended September 30, 1998
                                   (Unaudited)

2.    Other Pro Forma Adjustments

         * A pro forma  adjustment has been made to decrease  interest and other income to reflect the reduction in average cash balances................................... $  (1,077,000)
                                                                                             ==============


         * A pro  forma  adjustment  has  been  made  to  increase  general  and administrative expense to reflect  additional  costs with respect to payroll as
           PSB hires acquisition and executive personnel.................................... $     225,000
                                                                                             ==============


         * Interest expense has been adjusted to reflect:
           *   additional  interest  expense  as a result  of  borrowings  from the line of
               credit....................................................................... $   1,172,000

           *   a reduction  in interest  expense as if the  proceeds  from the common stock offerings  were  available  at the  beginning  of the period to  paydown  the
               borrowings from Public Storage, Inc..........................................      (400,000)
                                                                                             --------------
                                                                                             $     772,000
                                                                                             ==============

         * A pro  forma  adjustment  has  been  made to  decrease  the  minority interests'
           share of income based upon its pro rata ownership interest in the above pro forma
           adjustments.....................................................................  $   1,341,000
                                                                                             ==============


                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For The Nine Months Ended September 30, 1998
                                   (Unaudited)

3. Net income per share (PSB Pre-Merger Pro Forma) has been computed as follows:

     Historical net income................................................................      $  21,124,000

     Historical weighted average shares...................................................         17,920,028

     Historical net income per share......................................................      $        1.18

     Pro forma net income.................................................................      $  22,871,000

     Pro forma weighted average shares (1)................................................         22,999,969

     Pro forma net income per share.......................................................      $        0.99

     -----------------------------------------------------------------------------------------------------------
     (1)
     Historical weighted average shares...................................................         17,920,028

     Adjusted for:

          Issuance  of shares in February  1998 in  connection  with the  exercise of stock
             options (39,021 shares less 30,875 included in the historical amounts)........             8,146

          Pro forma issuance of shares to institutional  investors  (6,774,074  shares less
             4,415,994 included in the historical amounts).................................         2,358,080

          Pro forma  issuance  of shares to the public  (5,025,800  shares  less  2,312,085
             included in the historical amounts)...........................................         2,713,715
                                                                                                ---------------
               Total Pre-Merger pro forma weighted average shares..........................        22,999,969
                                                                                                ===============

                             PS BUSINESS PARKS, INC.
              NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME
                  For The Nine Months Ended September 30, 1998
                                   (Unaudited)

4.   Pro Forma Merger Adjustments - Exchange of Real Estate Facilities

     Concurrent  with the Merger,  PSP11  exchanged 11  mini-warehouses  and two
     properties  that  combine   mini-warehouse  and  commercial  space  for  11
     commercial properties owned by PSI.


     *    Rental income - commercial  properties  has been increased to reflect the rental income  with  respect  to the  11  commercial  properties  received  through  the
          Exchange for the period before the merger and exchange of properties.............     $    1,744,000
                                                                                                ===============



     *    Rental  income -  mini-warehouses  has been  decreased to  eliminate  the rental income with respect to the 11  mini-warehouse  facilities and two properties that
          combine mini-warehouse and commercial space given up through the Exchange........     $   (1,280,000)
                                                                                                ===============



     *    A pro forma adjustment has been made to facility management fees to:
          *    eliminate the historical  facility  management fees related to 11 commercial properties  acquired in the Exchange as such fee will no longer be charged to
               these properties as PSB will own them........................................    $      (87,000)
          *    eliminate  the  historical  facility  management  fees  related  to the  two
               commercial properties of PSP11 acquired in the Merger........................           (12,000)
                                                                                                ---------------
                                                                                                $      (99,000)
                                                                                                ===============

     *    A pro forma adjustment has been made to cost of operations to:
          *    eliminate  historical  management  fees  paid to PSB to manage  PSP11's  two commercial  properties  which are  included  in  historical  amounts and as a
               result of the Merger will no longer be incurred..............................    $      (12,000)
          *    reflect the cost of operations of the 11 commercial  properties  acquired in the Exchange  (before cost of  management)  for the period  before the merger
               and exchange of properties...................................................           665,000
          *    reflect the cost of management  for PSP11's two  commercial  properties  and
               the 11 commercial properties acquired in the Exchange........................            13,000
                                                                                                ---------------
                                                                                                $      666,000
                                                                                                ===============



     *    Cost of operations -  mini-warehouses  has been  decreased to eliminate the cost
          of  operations  with  respect  to  the  11  mini-warehouse   facilities  and  two
          properties that combine  mini-warehouse and commercial space given up through the
          Exchange.........................................................................     $     (434,000)
                                                                                                ===============


     *    Cost of managing  facilities has been decreased to eliminate the historical cost of managing the two PSP11 commercial  properties and the 11 commercial properties acquired in the  Exchange,  such costs are  reclassified  to cost of operations -
          commercial properties............................................................     $      (13,000)
                                                                                                ===============

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For The Nine Months Ended September 30, 1998
                                   (Unaudited)

     *    A pro forma adjustment has been made to depreciation expense to:
          *    Eliminate the historical depreciation expense of PSP11's facilities.........     $     (248,000)
          *    Record  depreciation  expense  based on the acquired  cost of the  remaining
               PSP11  facilities  ($47,553,000  cost,  20% allocated to land,  the remaining
               cost allocated to buildings, depreciated straight-line over 25 years)........           316,000
                                                                                                ---------------
                                                                                                $       68,000
                                                                                                ===============

     *    A pro forma  adjustment has been made to increase the minority  interests' share of  income  based  upon its pro rata  ownership  interest  in the above pro forma
          adjustments......................................................................     $      (25,000)
                                                                                                ===============

5. Net income  per share  (PSB  Post-Merger  Pro  Forma)  has been  computed  as follows:


     Post-Merger pro forma net income......................................................     $   23,630,000


     Post-Merger pro forma weighted average shares (1).....................................         23,635,650

     Pro forma net income per share........................................................     $         1.00


      ----------------------------------------------------------------------------------------------------------
     (1)
     Pre-Merger pro forma weighted average shares from Note 3 above........................         22,999,969

     Issuance  of shares to PSP11's  Series A common  shareholders  (1,713,782  shares less
     1,236,690 shares included in the historical amounts)..................................            477,092

     Issuance of shares to PSP11's Series B and C common shareholders  (569,656 shares less
     411,067 shares included in the historical amounts)....................................            158,589
                                                                                                ---------------
     Post-Merger pro forma weighted average shares.........................................         23,635,650
                                                                                                ===============

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  For The Nine Months Ended September 30, 1998
                                   (Unaudited)

6.   Minority Interest

     Minority interest represents ownership interests of OP units in the consolidated Operating Partnership which are not owned by PSB. The OP units, subject to certain conditions of the Operating Partnership Agreement, are convertible into shares of PSB on a one-for-one basis. Pro forma weighted average OP units outstanding during each period owned by minority interests totaled 7,400,951. The following table summarizes the ownership interests:

     Pro forma PSB shares outstanding......................................................         23,635,650
     Pro forma OP units owned by minority  interests which are  convertible  into PSB
     shares................................................................................          7,400,951
                                                                                                ---------------
     Total PSB shares outstanding assuming conversion of OP units..........................         31,036,601
                                                                                                ===============

     Percentage ownership of PSB shares outstanding........................................              76.2%
     Percentage ownership of minority interests............................................              23.8%
                                                                                                ---------------
          Total ownership interest.........................................................             100.0%
                                                                                                ===============

                             PS BUSINESS PARKS, INC.
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For The Year Ended December 31, 1997
                                   (Unaudited)

                                                                              PSB
                                       --------------------------------------------------------------------------------
                                                                     Pro Forma Adjustments
                                                       -------------------------------------------------
                                                       Acquisition of    Acquisition of
                                                         Real Estate    Real Estate from       Other            PSB
                                            PSB        from Affiliates    Third Parties     Adjustments      Pre-Merger
                                       (Historical)       (Note 1)          (Note 2)          (Note 3)      (Pro Forma)
                                      --------------   --------------   ----------------   -------------   -------------
Revenues:
   Rental income:
     Commercial properties..........  $  30,169,000    $  1,038,000     $   56,984,000     $          -    $ 88,191,000
     Mini-warehouse properties......              -               -                  -                -               -
   Facility management fees.........        956,000         (52,000)                 -                -         904,000
   Interest and other income........        453,000               -                  -         (453,000)              -
                                      --------------   --------------   ----------------   -------------   -------------
                                         31,578,000         986,000         56,984,000         (453,000)     89,095,000
                                      --------------   --------------   ----------------   -------------   -------------
Expenses:
   Cost of operations:
     Commercial properties..........     12,330,000         363,000         14,474,000                -      27,167,000
     Mini-warehouse properties......              -               -                  -                -               -
   Cost of managing facilities......        189,000         (12,000)                 -                -         177,000
   Depreciation and amortization....      5,195,000          92,000         15,474,000                -      20,761,000
   General and administrative.......      1,461,000               -                  -          300,000       1,761,000
   Interest expense.................          1,000               -          3,030,000        1,562,000       4,593,000
                                      --------------   --------------   ----------------   -------------   -------------
                                         19,176,000         443,000         32,978,000        1,862,000      54,459,000
                                      --------------   --------------   ----------------   -------------   -------------
   Income (loss) before minority         12,402,000         543,000         24,006,000       (2,315,000)     34,636,000
     interest in income.............
   Minority interest in income           (8,566,000)              -                  -         (251,000)     (8,817,000)
   (Note 7).........................  --------------   --------------   ----------------    ------------   -------------
   Net income (loss)................  $   3,836,000    $    543,000     $   24,006,000     $ (2,566,000)    $25,819,000
                                      ==============   =============    ================   ==============   ============
   Net income per share (Note 4 and 6):
     Basic..........................  $        1.23                                                         $      1.21
                                      =============                                                         ============
     Diluted........................  $        1.23                                                         $      1.21
                                      =============                                                         ============
   Weighted average shares (Note 4 and 6):
     Basic..........................      3,116,688                                                          21,352,212
                                      =============                                                         ============
     Diluted........................      3,128,688                                                          21,352,212
                                      =============                                                         ============

                                                      Pro Forma
                                                        Merger
                                                      Adjustments
                                                      -----------
                                                      Exchange of
                                                      Real Estate         PSB
                                         PSP11        Facilities      Post-Merger
                                      (Historical)     (Note 5)       (Pro Forma)
                                      ------------    -----------     -------------
Revenues:
   Rental income:
     Commercial properties..........  $ 1,418,000     $8,008,000      $ 97,617,000
     Mini-warehouse properties......    6,143,000     (6,143,000)               -
   Facility management fees.........            -       (471,000)          433,000
   Interest and other income........       82,000              -            82,000
                                      ------------    -----------     -------------
                                        7,643,000      1,394,000        98,132,000
                                      ------------    -----------     -------------
Expenses:
   Cost of operations:
     Commercial properties..........      682,000      3,271,000        31,120,000
     Mini-warehouse properties......    2,082,000     (2,082,000)                -
   Cost of managing facilities......            -        (93,000)           84,000
   Depreciation and amortization....    1,198,000        324,000        22,283,000
   General and administrative.......      201,000              -         1,962,000
   Interest expense.................            -              -         4,593,000
                                      ------------    -----------     -------------
                                        4,163,000      1,420,000        60,042,000
                                      ------------    -----------     -------------
   Income (loss) before minority        3,480,000        (26,000)       38,090,000
     interest in income.............
   Minority interest in income                  -       (248,000)       (9,065,000)
   (Note 7).........................  ------------    -----------     -------------
   Net income (loss)................  $ 3,480,000     $ (274,000)     $ 29,025,000
                                      ============    ===========     =============
   Net income per share (Note 4 and 6):
     Basic..........................                                  $       1.23
                                                                      =============
     Diluted........................                                  $       1.23
                                                                      =============
   Weighted average shares (Note 4 and 6):
     Basic..........................                                    23,635,650
                                                                      =============
     Diluted........................                                    23,635,650
                                                                      =============

     See Accompanying Notes to Pro Forma Consolidated Statement of Income.

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For The Year Ended December 31, 1997
                                   (Unaudited)


1.       Acquisition of Real Estate From Affiliates

         On April 1, 1997, the Operating Partnership acquired four commercial properties (the "Acquired Properties") from PSI in exchange for 1,480,968 OP units.

         The following pro forma adjustments have been made to the pro forma consolidated statement of income to reflect the operations of these properties as if such properties had been owned and operated by PSB throughout the entire period presented:

         *   Rental income has been increased to reflect:
             * the pro forma rental income as if the acquired  properties were owned by PSB
               throughout the entire period presented.......................................    $    4,127,000
             * less the portion of rental income with respect to these  properties  already
               included in PSB's historical amounts.........................................        (3,089,000)
                                                                                                ---------------
                                                                                                $    1,038,000
                                                                                                ===============

         *   Facility  management fee income has been decreased to eliminate PSB's historical management  fee  income (5% of rental  income)  with  respect  to the  commercial properties  acquired  on April 1,  1997,  as such fee is not  collected  on owned
             facilities.......................................................................  $      (52,000)
                                                                                                ===============

         *   Cost of operations has been increased to reflect:
             * the pro forma cost of  operations as if the acquired  properties  were owned
               by PSB throughout the entire period presented................................    $    1,227,000
             * less  the cost of  operations  with  respect  to  these  properties  already
               included in PSB's historical amounts.........................................          (905,000)
             * The above  adjustment  excludes  facility  management fees,  accordingly,  a
               pro forma adjustment has been made to reflect the actual cost of management..            41,000
                                                                                                ---------------
                                                                                                $      363,000
                                                                                                ===============

         *   Cost  of  managing   facilities  has  been  decreased  to  eliminate  the  costs associated  with  the  management  fee  income  with  respect  to the  properties acquired on April 1, 1997.  The reduction in management fee income will result in
             a reduction in cost of operations with respect to facility management............  $      (12,000)
                                                                                                ===============

         *   Depreciation  has been increased to reflect the incremental  depreciation of the
             commercial properties acquired on April 1, 1997..................................  $       92,000
                                                                                                ===============

                             PS BUSINESS PARKS, INC.

               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For The Year Ended December 31, 1997
                                   (Unaudited)


2.      Acquisition of Real Estate From Third Parties

         * On July 31, 1997, PSB acquired two commercial properties (the "Baldon Properties") from an unaffiliated third party for an aggregate cost of approximately $33,310,000 in cash. PSB raised the cash for this acquisition by issuing 2,025,769 shares of PSB Common Stock primarily to PSI for cash totaling $33,800,000.

         * On September 24, 1997, PSB acquired a commercial property (the "Largo Property") from an unaffiliated third party for an aggregate cost of approximately $10,283,000, consisting of cash totaling $9,959,000 and the issuance of 14,384 OP units having a value of approximately $324,000.

         * On  December  10,  1997,  PSB  acquired a  commercial  property  (the
           "Northpointe Property") from an unaffiliated third party for an aggregate cost of approximately $3,854,000, consisting of cash totaling $3,554,000 and the issuance of 13,111 OP units having a value of approximately $300,000.

         * On December 24, 1997, PSB completed a transaction whereby PSB issued 1,785,007 OP units and 3,504,758 shares of PSB common stock to a subsidiary of a state pension fund. The subsidiary of the state pension fund, through a merger and contribution, transferred six commercial properties (the "Acquiport Properties") valued at approximately $118,655,000 and $1,000,000 in cash to PSB. PSB incurred $3,300,000 in transaction costs. On January 9, 1998, the subsidiary of the state pension fund exercised its option to convert its OP units into shares of PSB common stock on a one-for-one basis.

         * On  January  13,  1998,  PSB  acquired  a  commercial  property  (the
           "Ammendale Property") from an unaffiliated third party for an aggregate cost of approximately $22,518,000, consisting of cash totaling $22,325,000 and the issuance of 8,428 OP units having a value of approximately $193,000.

         * In March 1998, PSB acquired two commercial properties (the "March Acquisition Properties") from unaffiliated third parties for an aggregate cost of approximately $32,916,000, consisting of cash totaling $17,377,000, the issuance of 44,250 OP units having a value of approximately $1,013,000 and the assumption of existing mortgage notes payable of $14,526,000.

         * On May 4, 1998, PSB acquired 29 commercial properties (the "Principal Properties") from an unaffiliated third party for an aggregate cost of approximately $190.5 million in cash. PSB financed the acquisition costs through the use of available cash, proceeds from the issuance of common stock in May 1998 and borrowings from an affiliate.

         * On June 11, 1998, PSB acquired two commercial properties (the "Northpointe Properties") from an unaffiliated third party for an aggregate cost of approximately $7,323,000, consisting of cash totaling $3,442,000, the issuance of 8,882 OP units having a value of approximately $203,000 and the assumption of existing mortgage notes payable of $3,678,000.

         * On June 17, 1998, PSB acquired a commercial property (the "Gunston Property") from an unaffiliated third party for an aggregate cost of approximately $21,820,000, consisting of cash totaling $10,049,000 and the assumption of an existing mortgage note payable of $11,771,000.

         * On September 30, 1998, PSB acquired a commercial property (the "Spectrum 95 Property") from an unaffiliated third party for an aggregate cost of approximately $8,473,000, consisting of cash totaling $8,317,000 and the issuance of 6,540 OP units having a value of approximately $156,000.

         * On November 4, 1998, PSB acquired a newly developed commercial property (the "Royal Tech 15 Property") from an unaffiliated third party for an aggregate cost of approximately $6,880,000 in cash. Operations commenced subsequent to the period presented. Thus, no pro forma adjustments have been made to the statement of income.

         * On December 31, 1998, PSB acquired six commercial properties and proposed to acquire six additional commercial properties and two newly developed properties (collectively referred to as the "Hill Properties") from an unaffiliated third party for an aggregate cost of approximately $42,897,000, consisting of cash totaling $34,224,000 and the assumption of an existing mortgage note payable of $8,673,000.

         * On December 31, 1998, PSB acquired a commercial property (the "Las Plumas Property") from an unaffiliated third party for an aggregate cost of approximately $17,250,000 in cash.

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For The Year Ended December 31, 1997
                                   (Unaudited)


         The following pro forma adjustments have been made to the pro forma consolidated statement of income to reflect the operations of these properties as if such properties had been owned and operated by PSB throughout the entire period presented:

         *       Rental income has been increased to reflect:
                 *  the pro forma rental income as if the acquired  properties were owned by PSB throughout the entire period presented:
                        Baldon Properties.......................................................     $    6,570,000
                        Largo Property..........................................................          1,343,000
                        Northpointe Property....................................................            631,000
                        Acquiport  properties...................................................         14,813,000
                        Ammendale Property......................................................          2,883,000
                        March Acquisitions......................................................          3,916,000
                        Principal Properties....................................................         19,861,000
                        Northpointe Properties..................................................            930,000
                        Gunston Property........................................................          2,299,000
                        Spectrum 95 Property....................................................            850,000
                        Hill Properties.........................................................          3,742,000
                        Las Plumas Property ....................................................          2,278,000
                 *  less the rental income with respect to these  properties  already included
                    in PSB's historical amounts.................................................         (3,132,000)
                                                                                                     ---------------
                                                                                                     $   56,984,000
                                                                                                     ===============

         *       Cost of operations has been increased to reflect:
                 *  the  pro  forma  cost  of  operations  as if the  acquired properties  were owned by PSB  throughout the entire period presented:
                        Baldon Properties.......................................................     $    2,280,000
                        Largo Property..........................................................            367,000
                        Northpointe Property....................................................            125,000
                        Acquiport Properties....................................................          3,059,000
                        Ammendale Property......................................................            640,000
                        March Acquisitions......................................................          1,089,000
                        Principal Properties....................................................          4,160,000
                        Northpointe Properties..................................................            176,000
                        Gunston Property........................................................            383,000
                        Spectrum 95 Property....................................................            183,000
                        Hill Properties.........................................................            847,000
                        Las Plumas Property.....................................................            470,000
                 *  less the cost of  operations  with  respect  to these  properties  already
                    included in PSB's historical amounts........................................         (1,157,000)
                 *  plus a pro forma  adjustment  to reflect  additional  estimated  personnel
                    cost to manage the facilities and property taxes............................          1,852,000
                                                                                                     ---------------
                                                                                                     $   14,474,000
                                                                                                     ===============

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For The Year Ended December 31, 1997
                                   (Unaudited)


         *       Depreciation  has been increased to reflect a year of incremental  depreciation
                 expense.........................................................................    $   15,474,000
                                                                                                     ===============


         *       Interest expense has been increased to reflect the historical  interest expense for the period  presented  with  respect to the  assumption  of  mortgage  notes
                 payable.........................................................................    $    3,030,000
                                                                                                     ===============

3.       Other Adjustments

         *       A pro forma  adjustment  has been made to decrease  interest and other income to
                 reflect the reduction in average cash balances...................................   $     (453,000)
                                                                                                     ===============


         *      A pro forma  adjustment  has been made to increase  general and  administrative expense  to  reflect  additional  costs  with  respect  to  payroll as PSB hires
                acquisition and executive personnel.............................................     $      300,000
                                                                                                     ===============


         *      Interest expense has been adjusted to reflect  additional  interest expense as a
                result of borrowings from the line of credit.....................................    $    1,562,000
                                                                                                     ===============


         *      A pro forma adjustment has been made to increase the minority  interests' share of income  based  upon its pro rata  ownership  interest  in the above pro forma
                adjustments.....................................................................     $     (251,000)
                                                                                                     ===============


                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For The Year Ended December 31, 1997
                                   (Unaudited)


4. Net income per share (PSB Pre-Merger Pro Forma) has been computed as follows:

          Historical net income.................................................................     $    3,836,000

          Historical weighted average shares....................................................          3,116,688

          Historical net income per share.......................................................     $         1.23

          Pro forma net income..................................................................     $   25,819,000

          Pro forma weighted average shares (1).................................................         21,352,212

          Pro forma net income per share........................................................     $         1.21

          ----------------------------------------------------------------------------------------------------------
          (1)
          Historical weighted average shares....................................................          3,116,688

          Adjusted for:

               Issuance  of  shares  in  July  1997  in  connection  with  property  acquisitions
                  (2,025,769 shares less 851,507 included in the historical amounts).............         1,174,262

               Issuance of shares to  subsidiary  of a state  pension  fund on December  24, 1997
                  (3,504,758 shares less 67,399 shares included in the historical amounts).......         3,437,359

               Issuance  of shares to  subsidiary  of a state  pension  fund in  connection  with
                  conversion of OP units into shares.............................................         1,785,008

               Issuance of shares in connection with the exercise of stock options ..............            39,021

               Pro forma issuance of shares to institutional investors...........................         6,774,074

               Pro forma issuance of shares to the public .......................................         5,025,800
                                                                                                     ---------------
                    Total Pre-Merger pro forma weighted average shares...........................        21,352,212
                                                                                                     ===============

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For The Year Ended December 31, 1997
                                   (Unaudited)


5.       Pro Forma Merger Adjustments - Exchange of Real Estate Facilities:

         Concurrent with the Merger, PSP11 exchanged 11 mini-warehouses and two properties that combine mini-warehouse and commercial space for 11 commercial properties owned by PSI.



         *      Rental income - commercial  properties has been increased to reflect the rental income  with  respect  to the 11  commercial  properties  received  through  the
                Exchange........................................................................     $    8,008,000
                                                                                                     ===============


         *      Rental  income -  mini-warehouses  has been  decreased to eliminate  the rental income with respect to the 11 mini-warehouse  facilities and two properties that
                combine mini-warehouse and commercial space given up through the Exchange.......     $   (6,143,000)
                                                                                                     ===============


         *      A pro forma  adjustment  has been made to  facility  management fees to:
                *   eliminate the historical  facility management fees related to 11 commercial properties  acquired  in the  Exchange as such fee will no longer be charged
                *   to these properties as PSB will own them....................................     $     (400,000)
                    eliminate  the  historical  facility  management  fees  related  to the two
                    commercial properties of PSP11 acquired in the Merger.......................            (71,000)
                                                                                                     ---------------
                                                                                                     $     (471,000)
                                                                                                     ===============

         *      A pro forma adjustment has been made to cost of operations to:
                *   eliminate  historical  management  fees paid to PSB to manage  PSP11's  two commercial  properties  which are  included in  historical  amounts and as a
                    result of the Merger will no longer be incurred.............................     $      (71,000)
                *   reflect the cost of operations of the 11 commercial  properties acquired in
                    the Exchange (before cost of management)....................................          3,249,000
                *   reflect the cost of management  for PSP11's two  commercial  properties and
                    the 11 commercial properties acquired in the Exchange.......................             93,000
                                                                                                     ---------------
                                                                                                     $    3,271,000
                                                                                                     ===============


         *      Cost of operations -  mini-warehouses  has been decreased to eliminate the cost of  operations  with  respect  to  the  11  mini-warehouse  facilities  and  two properties  that combine  mini-warehouse  and commercial  space given up through
                the Exchange....................................................................     $   (2,082,000)
                                                                                                     ===============




         *      Cost of managing  facilities  has been  decreased to eliminate  the  historical cost of  managing  the two PSP11  commercial  properties  and the 11  commercial properties  acquired in the  Exchange,  such costs are  reclassified  to cost of
                operations - commercial properties..............................................     $      (93,000)
                                                                                                     ===============

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For The Year Ended December 31, 1997
                                   (Unaudited)


         *      A pro forma adjustment has been made to depreciation expense to reflect the:
                *   Eliminate the historical depreciation expense of PSP11's facilities.........     $   (1,198,000)
                *   Record  depreciation  expense  based on the acquired  cost of the remaining
                    PSP11  facilities  ($47,553,000  cost,  20% allocated to land, the remaining
                    cost allocated to buildings, depreciated straight-line over 25 years).......          1,522,000
                                                                                                     ---------------
                                                                                                     $      324,000
                                                                                                     ===============

         *      A pro forma adjustment has been made to increase the minority  interests' share of income  based  upon its pro rata  ownership  interest  in the above pro forma
                adjustments.....................................................................     $     (248,000)
                                                                                                     ================

                             PS BUSINESS PARKS, INC.
               NOTES TO PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      For The Year Ended December 31, 1997
                                   (Unaudited)


6. Net income per share (PSB Post-Merger Pro Forma) has been computed as follows:

          Post-Merger pro forma net income......................................................    $    29,025,000


          Post-Merger pro forma weighted average shares (1) ....................................         23,635,650

          Pro forma net income per share........................................................    $          1.23


          ----------------------------------------------------------------------------------------------------------
          (1)
          Pre-Merger pro forma weighted average shares from Note 4 above........................         21,352,212

          Issuance of shares to PSP11's Series A common shareholders ...........................          1,713,782

          Issuance of shares to PSP11's Series B and C common shareholders......................            569,656
                                                                                                    ----------------



          Post-Merger pro forma weighted average shares.........................................         23,635,650
                                                                                                    ================

7.        Minority interest

          Minority interest represents ownership interests of OP units in the consolidated Operating Partnership which are not owned by PSB. The OP units, subject to certain conditions of the Operating Partnership
          Agreement,  are convertible into shares of PSB on a one-for-one basis.
          Pro forma weighted average OP units outstanding during each period owned by minority interests totaled 7,400,951. The following table summarizes the ownership interests:

             Pro forma PSB shares outstanding...................................................         23,635,650
             Pro forma OP units owned by minority interests which are convertible into PSB shares         7,400,951
                                                                                                    ----------------
             Total PSB shares outstanding assuming conversion of OP units.......................         31,036,601
                                                                                                    ================

             Percentage ownership of PSB shares outstanding.....................................              76.2%
             Percentage ownership of minority interests.........................................              23.8%
                                                                                                    ----------------
                Total ownership interest........................................................             100.0%
                                                                                                    ================

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